SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):    November 7, 1997
                                                          ------------------

                            H. F. Ahmanson & Company
                          ----------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   1-8930                 95-0479700
         ------------               ----------             --------------
 (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)

       4900 Rivergrade Road, Irwindale, California                 91706
     -----------------------------------------------             ---------
        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code   (626) 960-6311
                                                           ----------------

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

      On November 7, 1997, the Board of Directors of H. F. Ahmanson & Company ("Ahmanson") adopted a new Stockholder Rights Plan as well as amendments to its By-laws.

      Ahmanson's former Stockholder Rights Plan, which was originally adopted in 1988 and was scheduled to expire during 1998, will be terminated upon the effectiveness of the new Stockholder Rights Plan. The new Stockholder Rights Plan has a ten-year term and makes certain changes updating the former plan.
The rights will be distributed as a dividend to stockholders of record at the close of business on November 17, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

      3     By-Laws of H. F. Ahmanson & Company, as amended

      4 Rights Agreement, dated November 7, 1997, between H. F. Ahmanson & Company and First Chicago Trust Company of New York, as Rights Agent

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 1997

                                       H. F. AHMANSON & COMPANY


                                             /s/ Tim S. Glassett
                                       -----------------------------------
                                       By:   Tim S. Glassett
                                             First Vice President and
                                                Assistant General Counsel

                                  EXHIBIT INDEX

 EXHIBIT
   NO.                                  DESCRIPTION
---------                              -------------

    3       By-Laws of H. F. Ahmanson & Company, as amended

    4 Rights Agreement, dated November 7, 1997, between H. F. Ahmanson & Company and First Chicago Trust Company of New York, as Rights Agent